UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Senior Secured Term Loan Facility

On February 24, 2021 LivaNova USA, Inc., as borrower (in such capacity, the “Borrower”), and LivaNova PLC, as holdings (in such capacity, “Holdings”), entered into an amendment (the “Amendment”) to the credit agreement, dated June 10, 2020 (the “Credit Agreement” and, as amended, the “Amended Credit Agreement”) with Ares Capital Corporation, as administrative agent and collateral agent (the “Agent”), and the other lenders from time to time parties thereto (the “Lenders”).

Pursuant to the Amendment, the definition of “Consolidated EBITDA” is amended to add back a non-cash reserve or accrual in an amount not to exceed $43,000,000 as a loss contingency liability as required under GAAP in connection with the clean-up of a hazardous waste storage site and contaminated areas located in Saluggia, Italy, solely in the case of the periods ending December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021.

The Amendment also provides for LivaNova, Inc. and CardiacAssist, Inc., subsidiaries of LivaNova USA, Inc., to be additional borrowers under the Credit Agreement and for ACF Finco I LP to replace Ares Capital Corporation as administrative agent and collateral agent to the Credit Agreement.

The Amended Credit Agreement is governed by New York law.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Amended Credit Agreement, and is subject to and qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is filed as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

10.1	Amended Credit Agreement among LivaNova USA, Inc., LivaNova, Inc. and CardiacAssist, Inc., as Borrowers, LivaNova PLC, as Holdings, and ACF Finco I LP, as Agent, dated as of February 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: February 24, 2021	By:/s/ Keyna Skeffington
Name: Keyna Skeffington
Title: Senior Vice President & General Counsel

3